Exhibit 99.2
December 2008 Company Update Barry D. Quart, PharmD President & Chief Executive Officer

Safe Harbor Statement Statements contained in this presentation regarding matters that are not historical facts are "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Ardea's goals, its preclinical and clinical trial plans, timelines and milestones, its expectations about the size of its markets and commercial potential of its compounds, expected results of future clinical trials, expected properties of compounds under development, financial position, cash usage, licensing and partnering opportunities, liquidity and anticipated milestones. Risks that contribute to the uncertain nature of the forward-looking statements include: risks related to the outcomes of preclinical and clinical trials, risks related to regulatory approvals, delays in commencement of preclinical and clinical tests and costs associated with internal development and business development activities. These and other risks and uncertainties are described more fully in Ardea's most recently filed SEC documents, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings "Risk Factors." All forward- looking statements contained in this presentation speak only as of the date of this presentation, and Ardea undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof or otherwise. 3

Information Regarding Disclosures The Common Stock being offered in the offering (the "Offering") has not and will not be registered under the Securities Act of 1933, as amended (the "Act"), or under any state securities laws nor has the Securities and Exchange Commission (the "Commission") or any state regulatory authority endorsed the Offering. Any representation to the contrary is a criminal offense. Although Ardea Biosciences, Inc. ("Ardea Biosciences" or the "Company") is expected to agree to file, within a certain period of time upon completion of the Offering, a registration statement with the Commission with respect to the Common Stock being offered, there can be no assurance that such registration statement will be declared effective by the Commission or that any investor will have an opportunity to sell its shares of Common Stock pursuant there to. In the Offering, shares of Common Stock will be offered only to Qualified Institutional Buyers (as defined in Rule 144A under the Act) and a limited number of institutional "accredited investors"(as such term is defined in Regulation D under the Act) who are able to evaluate the merits and risks, including illiquidity of the investment. In making an investment decision, investors must rely upon their own examination of the Company and the terms of the Offering, including the merits and risks involved. The acquisition of the Common Stock, if offered, should be considered only by persons who can bear the economic risk of their investment for an indefinite period of time and can afford a total loss of their investment. Each prospective investor in the Offering should, prior to purchasing any Common Stock, consult its own attorney and business advisor as to the legal, business, tax and related matters concerning its investment and is urged to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and request any additional information they may consider necessary in making an informed investment decision. This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities of any nature whatsoever, nor do the contents of the presentation constitute legal, tax or business advice. This presentation and the Offering shall be kept confidential. The recipient agrees not to disclose to any third party any information contained herein, or any terms, conditions or other facts with respect to the Offering including, without limitation, that the Company is or may be contemplating the Offering. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and files reports, proxy statements and other information with the Commission. 5

Issuer: Ardea Biosciences, Inc. Ticker: NASDAQ: RDEA Amount: $25 -$30 million Security: Common Stock Offering Format: All-Insider PIPE Use of Proceeds: Clinical development Expected Pricing: As soon as possible Placement Agent: Placed by Company Offering Summary 7

9 Investment Highlights Multiple partnering opportunities in early 2009 Anticipate initial efficacy results in gout in early 2009 Phase 2a results with RDEA806 Phase 1 results with RDEA594 Anticipate initiation of Phase 2b with RDEA594 in 1H09, with results in 2H09 Addressing multi-billion-dollar markets Post-PIPE cash into 2Q10, not including partnering revenue 9 HIV Cancer Gout Inflammation

Pipeline Addresses Major Markets RDEA806 RDEA427 RDEA806 RDEA119 RDEA119 RDEA436 Discovery Preclinical Phase 0/1 Phase 2 A B Phase 3 NNRTI for HIV NNRTI for HIV Gout MEKI for Cancer Inflammation Inflammation 11 Gout RDEA594 3rd Gen MEKI + sorafenib for Cancer RDEA119 NNRTI for HIV

HIV Market Opportunity

- Over $8 billion mature market focused on safety and convenience
- Highest success rate in Phase 3 of any class
- Three primary classes of therapies:
  - 10 approved protease inhibitors (PIs)
  - 12 nucleosides (NRTIs; single agents and combinations)
  - Only 4 approved non-nucleosides (NNRTIs)
- Efavirenz (Sustiva®, Bristol-Myers Squibb)
  - Current first-line treatment leader
    - >$1 billion in annual sales worldwide
  - Challenges:
    - >10% of patients have unacceptable side effects (CNS, metabolic, etc.)
    - 6%-16% of antiretroviral treatment-naïve patients carry drug resistant mutations*
    - Lower response rates and more side effects in Black patients (2B6 metabolism)
    - Reproductive toxicity
    - Significant drug interactions

Unusual imbalance in approved HIV drugs = excellent opportunity

7

*2008 US Treatment Guidelines

Ardea Biosciences

RDEA806 vs. Target Product Profile Highly active against efavirenz-resistant strains High genetic barrier to resistance Better safety profile than efavirenz Reduced CNS toxicity Improved lipid profile Easy to formulate in combination pill Long enough half-life for once daily dosing (10-13 hrs) Can be used in combination with current drugs with reduced concern for significant drug interactions Limited metabolism by CYP450 No significant inhibition or induction of CYP450 Not metabolized by CYP450 2B6 No reproductive toxicity, so safer for women Three-step synthesis for reasonable COGS From preclinical through Phase 2a results to-date, RDEA806 appears to be a good candidate to meet the desired Target Product Profile 15

HIV Infection Demographics Support Target Product Profile 17 *Estimates Out of 56,300 New Cases in 2006; CDC, New Estimates of HIV Infections

RDEA806 Activity In Vitro Against Common Resistant NNRTI-Resistant Viruses 19

Days Phase 2A Median Change in Viral Load* Last Dose * Viral load reduction censored in 4 patients who reached 50 copies/ml LOQ of assay and some patients started on triple therapy prior to follow-up visit Percent Patients > 1 log Decrease < 400 copies/ml Placebo 0 0 400 mg BID Capsules - Fasted 100% 56% 600 mg QD Capsules - Fasted 78% 33% 800 mg QD Tablets - Fed 100% 67% 1000 mg QD Tablets - Fasted 100% 44% 21

Safety and Tolerability No serious adverse events or premature discontinuations Adverse events generally mild (grade 1) with no required intervention; no grade 3/4 adverse events No indication of CNS toxicity and no drug related rash No clinically significant laboratory abnormalities Reductions in serum uric acid levels (metabolite RDEA594 being developed for gout) No apparent effects on lipid profile No clinically relevant ECG findings No QTcF increases >60 msec or values > 450 msec QTcF increases of >30 msec were only seen in placebo patients No characteristic changes in genotypes or phenotypic susceptibility observed 23

Tablet Size Comparisons of Coformulated RDEA806


SUSTIVA

RDEA806 800 mg + TRUVADA®	RDEA806 600 mg + TRUVADA®	ATRIPLA™ Sustiva 600 mg + Truvada®	SUSTIVA® 600 mg	INTELENCE™ 100 mg	RDEA806 200 mg

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Ardea Biosciences

No Impact of RDEA806 on Emtricitabine or Tenofovir in Truvada Time (hr) Tenofovir Truvada only dosing Truvada and 800 mg QD RDEA806 x 4 days Time-Concentration Profiles in Plasma Emtricitabine Time (hr) 0.00 0.05 0.10 0.15 0.20 0.25 0 6 12 18 24 30 36 42 48 54 60 66 72 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 0 6 12 18 24 30 36 42 48 54 60 66 72 No changes in RDE806 plasma levels observed when co-administered with Truvada or ritonavir 27

Phase 2b ART Naive Dose Response Efficacy Study

Study	RDEA806-202 Naïve Dose Response Study
Study Start	1H09 post-partnering
Primary Endpoint	Proportion of patients with Plasma VL < 50 copies/mL
Secondary Endpoints	VL decay rate, CD4 and CD8 changes, PK, PK/PD, safety, tolerability, genotypic and phenotypic resistance
Location	EU/South America/Canada
Study Population	Male or non-pregnant, non-breast feeding females ART naïve without resistance HIV VL > 5,000 copies/mL
Duration	Primary analysis at 24 weeks to assess doses for Phase 3
# Subjects	Approximately 100 (25 per arm)
RDEA806 Doses	RDEA806 tablets: 600 mg, 800 mg, and 1000 mg QD
Comparator	Efavirenz 600 mg QD
Background Treatment	Truvada (tenofovir/emtricitabine); no interaction confirmed in drug-drug interaction study with RDEA806

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Ardea Biosciences

RDEA427 Has Superior Resistance Profile to Other NNRTIs 31

Hyperuricemia/Gout - Unmet Medical Need

- **Gout is caused by abnormally elevated levels of uric acid (>6.8 mg/dL)**
- **Painful and debilitating disease**
  - Attacks of severe pain/Inflammation
  - Disfiguring nodules (tophi)
  - Kidney damage (nephropathy)
- **Increasing incidence and severity in U.S. (up to 5,000,000 patients)**
  - 288% increase in gout related hospitalizations from 1988-2005[1]
  - $11.2 billion hospitalization cost in 2005[1]
  - **No new approved drugs in the US for hyperuricemia in over 40 years**
- **Hyperuricemia linked to elevated CRP, hypertension and possibly other cardiovascular diseases[2]**
- **~90% of patients are "under-excretors" of uric acid**
- **Defect in urate transporter recently found to be genetically linked to gout[3]**

[1]Ann Rheum Dis 2008;67(Suppl II):96; [2] *JAMA. 2008;300(8):924-932* [3]*Nature Genetics* **40**, 437 - 442 (2008)

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Ardea Biosciences

Linear Relationship Between Serum Uric Acid and CRP NHANES III & NHANES 1999-2002 Serum Uric Acid (mg/dl) Log CRP (mg/dL) 2007 ACR Abstract 759 NHANES III n = 18,723 NHANES 99-2002 n = 7,401 Upper 95% CI Lower 95% CI Linear dose-response pattern between sUA and logCRP for sUA concentrations above 4 mg/dL p < 0.001 35

Competitive Landscape

- **Allopurinol**
  - 40 year old generic xanthine oxidase inhibitor; 21% response rate and 8% SAEs in contemporary study,[1] and 0.4% incidence of hypersensitivity, which is 20-25% fatal[2]
- **Febuxostat (Takeda)**
  - 2nd generation xanthine oxidase inhibitor (more specific than allopurinol)
  - In Phase 3, the 120 mg/day dose had more discontinuations and withdrawals for abnormal liver enzymes than with allopurinol [1]
  - Current Phase 3 shows 40 mg febuxostat equivalent to allopurinol and 80 mg febuxostat significantly superior; about half of patients with high starting sUA respond at 6 months to 80 mg febuxostat[3]
  - The combination of febuxostat and RDEA594 may be highly synergistic
- **Puricase (Savient)**
  - IV infusion of PEG-modified recombinant pig uricase
  - Infusion reactions/anaphylaxis will limit use to treatment of severe gout that is refractory to conventional therapy

[1]Becker et al. N Engl J Med 2005;353:2450-61; [2] Ann Rheum Dis 2008;67(Suppl II):431 [3]2008 ACR

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Ardea Biosciences

RDEA806 Significantly Reduced Serum Uric Acid in Phase 1 MAD Study 1 0.5 0 -0.5 -1 -1.5 -2 -2.5 Day 0 Day 3 Day 7 Day 10/14 Follow-up Change in SUA (mg/dL) Treatment Day Placebo 500 mg bid 400 mg MR bid 300 mg bid -3 * * * * * * * * * * p<0.001 Serum UA reduction in 2 patients with hyperuricemia was the largest in the study; on the last day of dosing, every patient met the regulatory criteria of SUA <6 mg/dL 39

~99% Reabsorption Secretion (~50%) Reabsorption (~10% fine tuning) Excretion: Normally ~10-12% of Filtered Load ~100% of uric acid is initially filtered through glomerular filtration Urate Handling in the Nephron URAT1 Enomoto; Urat1 identification in Nature May2002 D Levinson & L Sorensen; Renal Handling of Uric Acid Proximal Tubule 41

RDEA594, a Metabolite of RDEA806, is Believed to be Responsible for Uric Acid Lowering



~100% of uric acid is initially filtered through glomerular filtration
RDEA594
URAT1
<99%
Reabsorption
Proximal Tubule
Secretion (~50%)
Reabsorption (~10% fine tuning)
Increased Excretion

Enomoto; Urat1 identification in Nature May2002
D Levinson & L Sorensen; Renal Handling of Uric Acid

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Ardea Biosciences

Preliminary Phase 1 Results with RDEA594 are Very Promising - 100 0 100 200 300 400 500 RDEA806 IR 300 mg RDEA806 EC Tab 800 mg RDEA594 Sol. 100 mg Preliminary pharmacokinetics of RDEA594 following a single 100 mg oral dose in healthy volunteers shows rapid absorption, a low systemic clearance, and a long half-life The 100 mg dose of RDEA594 exhibited pharmacological effect in the range of that produced by 300 mg to 800 mg single doses of RDEA806 2008 ACR Poster #28 45

RDEA594: Lead Product Candidate for Gout RDEA594 inhibits the URAT1 renal transporter, without significant effects on other renal transporters, and it has no antiviral activity RDEA594 is a metabolite of RDEA806 in man and most of the animal species used in toxicology studies Clinical Milestones: Initiated a small Phase 2 study with RDEA806 in July 2008 to demonstrate activity in patients with hyperuricemia and a history of gout - all further gout studies will be conducted with RDEA594 Initiated a Phase 1 study with RDEA594 in August 2008 Preliminary data indicated a favorable pharmacokinetic profile Single 100 mg dose produced significant increase in uric acid excretion, confirming activity of RDEA594 47

The Age of Targeted Cancer Treatments Nexavar MEK Ras Raf c-Myc Herceptin, Erbitux Proliferation Angiogenesis Differentiation Apoptosis cPLA2 PDE4 MNK1/2 Elk-1 MAPKAPK1/3 ARRY-142886 (Ph 2) XL518 (Ph 1) RDEA119 (Ph 1)* RTK Bcl-2 Mcl-1 c-Jun Tarceva GF ERK2 ERK2 49 *Only MEK inhibitor in clinic without large pharma partner

RDEA119 is Potent, Highly Specific MEK Inhibitor MEK1/2 Enzyme IC50 17-50 nM Cellular pERK EC50 2.5-8.7 nM* >100-fold selectivity in kinase panel of 205 enzymes at 10 µM** *Cell lines: Colo205, A375, A431, HT-29 ** In-house data 1 6 11 16 21 26 31 0 20 40 60 80 100 1 6 11 16 21 26 31 MEK1 & MEK2 MEK1 & MEK2 0 20 40 60 80 100 Ron SRC RDEA119 PD-325901 (Pfizer) % Inhibition 51

Sorafenib-Resistant Hepatoma Cells Show Remarkable Response to Combination Therapy Percent Cell Death 53

RDEA119 Synergistic in Combination with Many Other Anti-Cancer Agents Potential Combinations Potential Therapeutic Areas Sorafenib Onyx/Bayer Gemcitabine Lilly Temozolomide Schering Lapatinib GSK AKT inhibitors Merck, Others HCC Melanoma Breast Myeloma Pancreas Renal carcinoma NSCLC Thyroid Colon RDEA119 Phase 1/2 combination trial with sorafenib in advanced cancer patients started in 4th quarter 2008 Multiple partnering opportunities for RDEA119 55

Pharmacokinetics of RDEA119 Following Multiple Doses in Cancer Patients --25mg/kg BID in Mice --50 mg/kg QD in Mice Target plasma levels for optimal efficacy from xenograft studies- equals 0.1- 2 ng/ml free drug 1 10 100 1000 0 5 10 15 20 25 Time (hr) 2 mg 4 mg 6 mg 10 mg 20 mg 30 mg 57

RDEA119 is Active in Multiple Models of Inflammatory Disease Rat paw edema model Collagen-induced arthritis in mice and rats (2008 EULAR) Adjuvant-induced Arthritis (2008 EULAR) Pristane-induced arthritis in rats (2008 EULAR) Monosodium urate crystal (uric acid) induced inflammation (2008 ACR) Trinitrobenzene sulfonic acid (TNBS)-induced colitis in mice (2008 DDW) Dextran sulfate sodium (DSS)-induced colitis in mice (2008 DDW) DSS-induced chronic colitis in mice (2008 ACG) 59

AIA Rat Study: RDEA119 more Effective than MTX Days 13 to 28 61

RDEA119-102 Normal Healthy Volunteer Cytokine Pharmacodynamics 2 Hour 63

Financial Position Summary Statement of Operations (In thousands, except per share data) Nine Months Ended Sept. 30, 2008 Revenue Operating expenses Interest and other income $ 260 44,074 1,485 NET LOSS $(42,329) NET LOSS PER SHARE $(2.98) 15.0 million common shares outstanding Ended 3Q08 with $30 million in cash versus $66 million at year-end 2007 Received $8 million growth capital loan from SVB/OxFi in November Multiple partnering opportunities $25-$30 PIPE provides cash runway into 2Q10 not including partnering revenue Condensed Balance Sheet Data (In thousands) Sept. 30, 2008 Dec. 31, 2007 Cash and equivalents Total assets Total stockholders' equity $29,485 $32,978 $25,842 $66,215 $68,840 $63,739 65

Near-Term Anticipated Milestones

Drug Candidate	Event	Date
HIV		
2nd Gen NNRTI (RDEA427)	FIH micro-dosing / human PK results	1Q08 ✓
RDEA806	Phase 2a results (PoC)	2Q08 ✓
RDEA806	Phase 2b start	1H09 post-partnering
RDEA427	Phase 1 start	1H09 post-partnering
Gout		
RDEA806	Phase 2 start	3Q08 ✓
RDEA594	Phase 1 start	3Q08 ✓
RDEA594	Phase 1 results	1Q09
RDEA806	Phase 2 results (PoC)	1Q09
Cancer - Inflammation		
2nd Gen MEK inhibitor (RDEA436)	FIH micro-dosing / human PK results	1Q08 ✓
RDEA119	Phase 1 inflammation program start	1Q08 ✓
RDEA119	Phase 1/2 sorafenib combination start	4Q08 ✓
RDEA119 or RDEA436	Phase 2a inflammatory disease start	1H09 post-partnering
RDEA119	Phase 1 advanced cancer results	1H09
RDEA119	Phase 1/2 sorafenib combination results	2H09

34

Ardea Biosciences

NASDAQ: RDEA